SUBSEQUENT EVENTS	3 Months Ended
Feb. 28, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the filing date of our Form 10-Q for the three months ended February 28, 2023. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On May 1, 2023, Alset held a Special Meeting of Stockholders. In connection with the Special Meeting and certain amendments to Alset’s Amended and Restated Certificate of Incorporation, 6,648,964 shares of Alset’s Class A Common Stock were rendered for redemption. Following the redemption, 2,449,786 shares of Class A Common Stock of Alset remain issued and outstanding.